UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
January 27, 2016

____________________

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WEC Energy Group, Inc.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 27, 2016, Gale E. Klappa, who has been WEC Energy Group’s (“WEC Energy” or the “Company”) Chairman and Chief Executive Officer (“CEO”) since May 2004, notified WEC Energy’s Board of Directors (the “Board”) that he will retire as CEO of the Company, effective May 1, 2016. After his retirement as CEO, Mr. Klappa will continue to serve as Chairman of the Board, which will be a non-executive position.

On January 27, 2016, the Board appointed Allen L. Leverett, who has been President of WEC Energy since August 2013, as CEO effective upon Mr. Klappa’s retirement and elected him to the Board effective January 27, 2016.

In addition to serving as President of WEC Energy, Mr. Leverett, age 49, has been serving as the principal executive officer of the Company’s electric utility generation operations since March 2011. Mr. Leverett joined the Company in July 2003 as Chief Financial Officer. In May 2004, he was named Executive Vice President and Chief Financial Officer of the Company and its two principal utility subsidiaries at the time, Wisconsin Electric Power Company and Wisconsin Gas LLC. Mr. Leverett served in this role until March 2011. Since WEC Energy’s acquisition of Integrys Energy Group, Inc. on June 29, 2015, Mr. Leverett has also been serving as an officer and/or director of Integrys and several of its subsidiaries, including Wisconsin Public Service Corporation, The Peoples Gas Light and Coke Company, North Shore Gas Company, Michigan Gas Utilities Corporation and Minnesota Energy Resources Corporation.

Mr. Klappa’s and Mr. Leverett’s compensation arrangements for their new roles will be determined prior to May 1, 2016.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 27, 2016, the Board approved amendments to the Bylaws of the Company that will become effective upon Mr. Klappa’s retirement as CEO of WEC Energy. The material provisions of these amendments conform the Bylaws to reflect the new leadership structure described in Item 5.02, primarily by removing the Chairman of the Board as a required officer position of the Company. The amendments also include several immaterial changes to update the Company’s Bylaws.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the text of the actual amendments, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

3.1 Amendments to the Bylaws of WEC Energy Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: January 28, 2016	William J. Guc -- Vice President and Controller

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